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                           LOAN AND SECURITY AGREEMENT
                          (dated as of August 20, 1998)


GREENFIELD COMMERCIAL CREDIT, L.L.C. ("Lender")


Gentlemen:

         This Agreement, including all amendments thereto (the "Agreement"), effective as of the date accepted by you, sets forth the terms and conditions upon which you will make loans and advances and extend other financial accommodations (the "Loans") (as set forth herein and in riders attached hereto) to the undersigned (as "Borrower") for the benefit of Borrower and the other parties signing this Agreement as Guarantors, collectively referred to herein as "we," "us" or "our"):

         1. DEFINITIONS. As used herein:

            (A) "Advances" means loans to Borrower under this Agreement and the Revolving Credit Loan Rider and evidenced by the Revolving Credit Note.

            (B) "Bankruptcy Cases" means the bankruptcy cases of Borrower, The Cookstore, Inc. and The Cookstore Worthington, Inc. under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), Case Nos. 97-60560, 97-60565 and 97-60566, pending in the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division.

            (C) "Collateral" means all of our presently owned and hereafter acquired or arising:

                (i) accounts (whether or not earned by performance), proceeds of any letter of credit naming us as a beneficiary, chattel paper, contracts, contract rights, instruments and documents (individually and collectively referred to as "Accounts");

                (ii) general intangibles (including, without limitation, tax refunds, tax refund claims, trade names, goodwill, trademarks, copyrights, processes, patents, patent rights, patent applications, licenses, inventories, royalties, and/or commission and permits, choses-in-action) (individually and collectively referred to as "Intangibles");

                (iii) goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in our business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property including without limitation such goods which give rise to any Accounts or Intangibles and which goods have been returned to or repossessed or stopped in transit by us ("Inventory");

                (iv) tangible goods (other than Inventory), equipment and fixtures, including, without limitation, office machines, computer equipment and accessories, tools, dies, furniture, and vehicles together with all accessions, parts and appurtenances thereto appertaining or attached or kept or used or intended for use in connection therewith, and all substitutions, renewals, improvements and replacements of and additions thereto (sometimes hereinafter individually and collectively referred to as "Equipment");


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                (v) all other property now or at any time hereafter in your possession (including monies, deposit accounts, claims and credit balances); and

                (vi) all interests in any lease of real property or personal property, whether as a lessor or lessee, including all options to purchase any leased property, and all leasehold improvements;

                (vii) all stock owned by Borrower in each Guarantor;

                (viii) books, blueprints, drawings and records related to any of the foregoing as described in subsection (i) through (v) above;

                (ix) all recoveries of cash or proceeds of property in the Bankruptcy Cases, or in any superseding or any other bankruptcy case, of any of the foregoing Persons, under any or all of Section 544 through and including
Section 553 of the Bankruptcy Code.

and all proceeds (including proceeds of any insurance policies) and products of and accessions to all the foregoing described property in which we may have any right, title or interest.

            (D) "Default" shall have the meaning set forth in Section 14 of this Agreement.

            (E) "Guarantor" means each of the Persons executing this Agreement as so identified on the signature pages below and any Person executing this Agreement at any time hereafter in such capacity.

            (F) "Indebtedness" means all of our present and future obligations, liabilities, debts, claims and indebtedness, contingent, fixed or otherwise, however evidenced, created, incurred acquired, owing or arising, whether under written or oral agreement, operation of law, or otherwise, and includes, without limiting the foregoing, (i) the Obligations, (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance, or security interest upon property owned by us, even though we have not assumed or become liable therefor,
(iii) obligations and liabilities created or arising under any lease (including capitalized leases) or conditional sales contract or other title retention agreement with respect to property used or acquired by us, even though the rights and remedies of the lessor, seller or lender are limited to repossession,
(iv) all unfunded pension fund obligations and liabilities, and (v) deferred taxes.

            (G) "Loan Account" means the account established and maintained by Lender on its books and records for each of the Loans.

            (H) "Loan Documents" means this Agreement, the Notes and all other documents and instruments executed pursuant to or in connection with this Agreement and the Loans.

            (I) "Notes" means the Revolving Credit Note and the Bulge Loan Note.

            (J) "Obligations" means all present and future loans, advances, debts, liabilities, obligations, covenants, duties and Indebtedness owing by us to you, whether evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, loan, guaranty (including the Guaranteed Obligations as defined in Section 4 below), indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by you in our

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debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to us hereunder or under any other agreement with you, including, without limitation, the Notes.

            (K) "Obligor" means Borrower or any Guarantor of the Obligations, individually or collectively.

            (L) "Offering" means any public or private placement offering of capital stock of Borrower completed by Borrower.

            (M) "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

            (N) "Prime Rate" means the interest rate published from day to day in the WALL STREET JOURNAL in its "Money Rates" column as the "Prime Rate." Should such publication not continue to publish the Prime Rate or a substitute rate, then Lender will select a comparable announced rate. The Prime Rate will change at any time the "Prime Rate" changes.

            (O) "Term Sheet" means any document attached to this Agreement or to any Rider which contains other terms and conditions of this transaction.

            (P) Any accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings customarily given to them in accordance with generally accepted accounting principles.

            (Q) All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Uniform Commercial Code of the state set forth in Section 18.(B) ("Code") to the extent the same are defined therein.

         2. LOANS.

            (A) Revolving Credit Loan; Loan Advances, Revolving Credit Note. You will establish a revolving credit loan facility (the "Revolving Credit Loan") and, subject to the terms of this Agreement, you may, in your sole discretion and upon our request, make Advances to us from time to time, pursuant to the Revolving Credit Loan Rider attached hereto and made a part hereof (the "Rider"). You may, in your sole discretion and without notice to us, disburse any or all of the proceeds of any or all of the Advances made by you to such person or persons as you deem necessary to insure that the security interest in or lien upon the Collateral shall at all times have the priority represented by us in this Agreement. You may, in your sole discretion, at any time reduce the Percentage Advance Rate or the Advance amounts set forth in any Rider. You may, from time to time, reimburse yourself for any loan, interest due, fees or expenses, or any third party for any of our Obligations by charging our Loan Account with you. You may deduct from the Advances under this Agreement reserves for accrued interest and such other reserves as you deem proper and necessary. Our obligation to repay Advances made pursuant to the Revolving Credit Loan shall be evidenced by a Revolving Credit Note in form acceptable to Lender executed simultaneously herewith, the terms of which are incorporated herein by this reference.

(B) Bulge Loan. You will establish a nonrevolving bulge loan facility in the aggregate principal sum of $500,000.00 (the "Bulge Loan"), under which you will advance to us at closing the sum of $260,000.00. At such time as we have received the Equity Injection (as defined in Section 10.(U) below), you will make advances to us upon our request of up to an additional aggregate sum of $240,000.00. Our obligation to repay the Bulge Loan shall be evidenced by a Bulge Loan Note in form acceptable to Lender executed simultaneously herewith, the terms of which are incorporated herein by this reference. As of and after October 15, 1998, the outstanding principal balance of the Bulge Loan shall constitute an Advance under the Revolving Credit Loan.

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            (C) Interest and Other Charges. We shall pay you interest on the daily outstanding balance of the Notes at a rate determined by reference to the Prime Rate set forth in the Rider and the Notes. In no event whatsoever shall the interest rate and other charges charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in the final determination, deem applicable hereto. In the event that a court determines that you have received interest or other charges hereunder in excess of the highest rate applicable hereto, you shall promptly, in your sole discretion, either apply such amount to the Obligations or refund such amount to us and the provisions herein shall be deemed amended to provide for such permissible rate.

            (D) Maturity. If demand is not sooner made, the Loans shall be payable in full from the proceeds of the first Offering to be consummated after the date hereof or in all other events no later than January 29, 1999 (the "Maturity Date").

            (E) Monthly Accounting. You will provide us, monthly, with an account of advances, charges and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding upon us and an account stated (except for reverses and reapplications of payments made as provided in Section 18.(G) hereof, and corrections or errors discovered by you), unless we notify you in writing to the contrary within thirty (30) days after each account is rendered.

         3. COLLATERAL.

            (A) Grant of Security Interest. As security for the Obligations, Borrower and each Guarantor hereby grant you a continuing first priority perfected security interest in the Collateral. We acknowledge that nothing contained in this Agreement or in any Rider shall be (i) construed as your agreement to resort or look to a particular type of Collateral as security for any loan to us, or limit in any way your right to resort to any or all of the Collateral as security for any of the Obligations, or (ii) deemed to limit or reduce any security interest in or lien upon any portion of the Collateral for the Obligations.

            (B) Perfection of Security Interest; Protection of Security Interest. We shall, at our expense, perform all steps reasonably requested by you at any time to perfect, maintain, protect, and enforce your security interest in the Collateral, including, without limitation, executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to you, delivering Uniform Commercial Code search reports before and after closing, placing notations on our books of account to disclose your security interest therein, and taking such other steps as are reasonably deemed necessary by you to maintain your control of and security interest in the Collateral, and delivering to you all letters of credit on which we are named beneficiary. You may file, without our signature, one or more financing statements disclosing your security interest under this Agreement. We agree that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of our agents or processors, we shall notify such person of your security interest in such Collateral and, upon your request, instruct them to hold all such Collateral for your account subject to your instructions. From time to time, we shall, upon your request, execute and deliver confirmatory written instruments pledging to you the Collateral, but our failure to do so shall not affect or limit your security interest or other rights in and to the Collateral. Until all Obligations have been fully satisfied, your security interest in the Collateral shall continue in full force and effect.

            (C) Attorney-in-Fact. We hereby appoint you and any designee of yours as our attorney-in-fact and authorize you or such designee, at our sole expense, to exercise at any times in your or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in your name or our name, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof,
(b) transmit to account debtors, other obligors or any bailees notice of your interest in the Collateral or request from account debtors or such other obligors or bailees at any time, in our name or your name or any designee, information concerning the Collateral and any amounts owing with respect thereto, (c) notify account debtors or other obligors to make payment directly to you, or notify bailees as to the disposition of Collateral, (d) take or

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bring, in your name or our name, all steps, actions, suits or proceedings deemed by you necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (e) after a Default, change the address for delivery of mail to us and to receive and open mail addressed to us, (f) after a Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligator, without affecting any of the Obligations, and (g) execute in our name and file against us in your favor financing statements or amendments with respect to the Collateral.

         4. GUARANTIES. As an inducement to Lender to enter into the transactions contemplated by this Agreement, each Guarantor agrees with Lender as follows:

            (A) Guarantee of Obligations.

                (i) Each Guarantor hereby (x) guarantees, as principal obligor and not as surety only, to Lender the prompt payment of the principal of and any and all accrued and unpaid interest (including interest which otherwise may cease to accrue by operation of any insolvency law, rule, regulation or interpretation thereof) on the Advances and all other Obligations, including the Notes, of Borrower to Lender under this Agreement when due, whether by scheduled maturity, acceleration or otherwise, all in accordance with the terms of this Agreement and the Notes, including, without limitation, default interest, indemnification payments and all reasonable costs and expenses incurred by Lender in connection with enforcing the Obligations of Borrower hereunder, including without limitation the reasonable fees and disbursements of counsel,
(y) guarantees the prompt and punctual performance and observance of each and every term, covenant or agreement contained in this Agreement and the Notes to be performed or observed on the part of Borrower and (z) agrees to make prompt payment, on demand, of any and all reasonable costs and expenses incurred by Lender in connection with enforcing the obligations of the Guarantors hereunder, including, without limitation, the reasonable fees and disbursements of counsel (all of the foregoing being collectively referred to as the "Guaranteed Obligations.")

                (ii) If for any reason any duty, agreement or obligation of Borrower contained in this Agreement shall not be performed or observed by Borrower as provided therein, or if any amount payable under or in connection with this Agreement shall not be paid in full when the same becomes due and payable, each Guarantor undertakes to perform or cause to be performed promptly each of such duties, agreements and obligations and to pay forthwith each such amount to Lender regardless of any defense or setoff or counterclaim which Borrower may have or assert, and regardless of any other condition or contingency.

            (B) Nature of Guaranty. The obligations of each Guarantor hereunder constitute an absolute and unconditional and irrevocable guaranty of payment and not a guaranty of collection and are wholly independent of and in addition to other rights and remedies of Lender and are not contingent upon the pursuit by Lender of any such rights and remedies, such pursuit being hereby waived by each Guarantor.

            (C) Waivers and Other Apreements. Each Guarantor hereby unconditionally (i) waives any requirement that Lender, upon the occurrence of a Default first make demand upon, or seek to enforce remedies against, Borrower or any other Guarantor before demanding payment under or seeking to enforce the obligations of any Guarantor hereunder, (ii) covenants that the obligations of the Guarantors hereunder will not be discharged except by complete performance of all obligations of Borrower contained in this Agreement and the Notes, (iii) agrees that the obligations of the Guarantors hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by any invalidity, irregularity or unenforceability in whole or in part of this Agreement, the Notes or any security agreement ("Security Document"), or any limitation on the liability of Borrower thereunder, or any limitation on the method or terms of payment thereunder which may or hereafter be caused or imposed in any manner whatsoever (including, without limitation, usury laws), (iv) waives diligence, presentment and protest with respect to, and

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any notice of default or dishonor in the payment of any amount at any time payable by Borrower under or in connection with this Agreement or the Notes, and further waives any requirement of notice of acceptance of, or other formality relating to, the obligations of the Guarantors hereunder and (v) agrees that the Guaranteed Obligations shall include any amounts paid by Borrower to Lender which may be required to be returned to Borrower or any Guarantor or to any representative, trustee, custodian or receiver for Borrower or any such Guarantor.

            (D) Obligations Absolute. The obligations, covenants, agreements and duties of the Guarantors under this Agreement shall not be released, affected or impaired by any of the following whether or not undertaken with notice to or consent of any Guarantor: (i) an assignment or transfer, in whole or in part, of the Advances made to Borrower or of this Agreement or any Note although made without notice to or consent of the Guarantors, or (ii) any waiver by Lender or by any other person, of the performance or observance by Borrower of any of the agreements, covenants, terms or conditions contained in this Agreement, any Note or any Security Document, or (iii) any indulgence in or the extension of the time for payment by Borrower of any amounts payable under or in connection with this Agreement or any Note, or of the time for performance by Borrower of any other obligations under or arising out of this Agreement or any Note, or the extension or renewal thereof, or (iv) the modification, amendment or waiver (whether material or otherwise) of any duty, agreement or obligation of Borrower set forth in the Loan Documents (the modification, amendment or waiver from time to time of the Loan Documents being expressly authorized without further notice to or consent of any Guarantors), or (v) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting Borrower or any of its assets, or (vi) the merger or consolidation of Borrower or any Guarantor with any other person, or
(vii) the release or discharge, by operation of law, of Borrower or any Guarantor from the performance or observance of any agreement, covenant, term or condition contained in the Loan Documents, or (viii) any other cause whether similar or dissimilar to the foregoing which would release, affect or impair the obligations, covenants, agreements or duties of the Guarantors hereunder.

            (E) No Investigation by Lender. Each Guarantor hereby waives unconditionally any obligation which, in the absence of such provision, Lender might otherwise have to investigate or to assure that there has been compliance with the law of any jurisdiction with respect to the Guaranteed Obligations recognizing that, to save both time and expense, each Guarantor has requested that Lender not undertake such investigation. Each Guarantor hereby expressly confirms that the obligations of such Guarantor hereunder shall remain in full force and effect without regard to compliance or noncompliance with any such law and irrespective of any investigation or knowledge of Lender of any such law.

            (F) Indemnity. As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees with Lender that, should the Guaranteed Obligations not be recoverable from the Guarantors under Section 4.(A) for any reason whatsoever (including, without limitation, by reason of any provision of this Agreement or the Notes or any other agreement or instrument executed in connection herewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by Lender at any time, each Guarantor as sole, original and independent obligor, upon demand by Lender, will make payment to Lender of the Guaranteed Obligations by way of a full indemnity in such currency and otherwise in such manner as is provided in this Agreement and the Notes.

            (G) Subordination, Subrogation, Etc. Each Guarantor agrees that any present or future indebtedness, obligations or liabilities of (i) Borrower to any Guarantor, or (ii) any Guarantor to any other Guarantor, shall be fully subordinate and junior in right and priority of payment to any present or future indebtedness, obligations or liabilities of Borrower to Lender. Each Guarantor waives any right of subrogation to the rights of Lender against Borrower or any other person obligated for payment of the Guaranteed Obligations and any right of reimbursement or indemnity whatsoever arising or accruing out of any payment which any Guarantor may make pursuant to this Agreement and the Notes, and any right of recourse to security for the debts and obligations of Borrower, unless and until the entire principal balance of and interest on the Guaranteed Obligations shall have been paid in full.

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            (H) Waiver. To the extent that it lawfully may, each Guarantor agrees that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of the Loan Documents; nor will it claim, take or insist upon any benefit or advantage of any present of future law providing for the evaluation or appraisal of any security for its obligations hereunder or those of Borrower under this Agreement and under the Notes prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales claim or exercise any right, under any applicable law, to redeem any portion of such security so sold.

         5. CHARGES AND INSURANCE.

            (A) Charges. You may, in your discretion, at any time discharge any lien or encumbrance on or against any of the Collateral, or bond the same, pay any insurance, maintain guards, pay any service bureau, or obtain any record and charge the cost thereof to our loan account.

            (B) Insurance. We shall insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts, under policies and by insurers acceptable to you. Each policy shall include a provision for thirty (30) days prior written notice to you of any cancellation or substantial modification and shall show you as mortgagee/secured party and loss payee in a manner acceptable to you. All premiums shall be paid by us and the policies shall be delivered to you. If we fail to do so, you may (but shall not be required to) procure such insurance at our expense.

         6. EXAMINATION OF RECORDS; REPORTING.

            (A) Examination of Records. You may at all reasonable times have access to, examine, audit, make extracts from and inspect our records, files, books of account and the Collateral. We will deliver to you any instrument necessary for you to obtain records from any service bureau maintaining records for us. All instruments and certificates prepared by us showing the value of any of the Collateral shall be accompanied, upon request, by copies of related purchase orders and invoices. You may, at any time after default, remove from our premises our books and records or require us to deliver them to you and you may, without expense to you, use such of our personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing your security interest.

            (B) Reporting. We shall furnish you, upon request, information and statements showing our business affairs, financial condition and the results of our operations, including, but not limited to, the following Reports "):

                (i) a consolidated financial statement for Borrower and the Guarantors, containing an income statement and balance sheet, and accounts receivable and accounts payable agings, by the fifteenth (15th) day of each month for the immediately preceding month, together with a certification signed by an officer of Borrower in form acceptable to Lender;

                (ii) weekly updated perpetual inventory certifications with a computer disk;

                (iii) copies of all tax returns, including payroll withholding, unemployment, sales and income, as and when filed.

                (iv) Copies of Borrower's Form 10-Q, 10-K and all other filings with the Securities Exchange Commission ("SEC") and

                (v) Such other documents and information relating to the business and financial condition of Borrower and Guarantors as Lender may reasonably require from time to time.

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         7. OTHER LIENS. We represent and warrant that all Collateral is and will continue to be owned by us free and clear of all liens, claims and encumbrances whatsoever, whether prior or subordinate to the liens we have granted you, except the subordinate security interests in favor of Liberty Bidco Investment Corporation ("Liberty Bidco "), and that we will not, without your prior written approval, which may be withheld in your sole discretion, sell, encumber or dispose of or permit the sale, encumbrance or disposal of any Collateral, except for sales of Inventory in the ordinary course of business.

         8. GENERAL WARRANTIES AND REPRESENTATIONS.

         We warrant and represent that:

            (A) We are each duly organized and existing in good standing under the laws of our respective states of incorporation set forth on Schedule 8(A), are qualified to do business and are in good standing in all states in which qualification and good standing are necessary in order for us to conduct our business and own our property and have all requisite power and authority to conduct our business, to own our property and to execute, deliver and perform all of our Obligations;

            (B) We have not, during the preceding five (5) years, been known by or used any other Assumed Names or Trade Names other than as set forth on
Schedule 8(B);

            (C) The execution, delivery and performance by us of this Agreement will not constitute a violation of any applicable law or of our Articles or Certificate of Incorporation, By-Laws or Code of Regulations, or any agreement or document to which we are a party or bound;

            (D) We possess adequate assets, licenses, patents, patent applications, copyrights, trademarks, trademark applications, and tradenarnes for the conduct of our business;

            (E) Except as heretofore disclosed to you in writing or herein, we have (i) no pending or threatened litigation, actions or proceedings which would materially and adversely affect our business assets, operations or condition, financial or otherwise, or the Collateral and (ii) no Indebtedness, other than the Obligations and Indebtedness to Liberty Bidco;

            (F) We have good, indefeasible, and merchantable title to the Collateral, and there is no lien or encumbrance thereon other than the security interests granted to you and Liberty Bidco, except as set forth on Schedule 8(F) attached;

            (G) We are not a party to any contract, or subject to any charge, corporate restriction, judgment, decree or order materially and adversely affecting our business, assets, operations or condition, financial or otherwise, and are not subject to any labor dispute; and, no labor contract is scheduled to expire during the term of this Agreement, except as heretofore disclosed to you in writing;

            (H) We are not in violation of any applicable statute, regulation or ordinance, in any respect materially and adversely affecting the Collateral or our business, assets, operations or condition, financial or otherwise, except for the reports required to be filed with the SEC as set forth on Schedule 8(H) (the "SEC Reports");

            (I) We are not in default beyond any applicable grace period with respect to any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which we are a party or bound;

            (J) The financial statements delivered to you fairly present our financial condition and results of operations and those of such other Persons described therein as of the date thereof; and there has been no material and adverse change in such financial condition or operations since the date of the statements;

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            (K) We have received no notice that we are not in full compliance with any of the requirements of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and its regulations and, to the best of our knowledge, there exists no event described in Section 4043 of ERISA, excluding subsections 4043(b)(2) and 4043(b)(3) thereof, with respect to us;

            (L) We have filed all tax returns and other reports we are required by law to file and have paid all taxes and similar charges that are due and payable;

            (M) Our Chief Executive Offices, Principal Places of Business and the Locations of Collateral Records are as set forth on Schedule 8(M);

            (N) We have not received any notice alleging and are not aware of any facts indicating noncompliance with any State or Federal law governing the use, generation, storage or release of any hazardous waste or substance;

            (O) We have no Subsidiaries or Affiliates other than as set forth on
Schedule 8(A). For each subsidiary or affiliate shown on Schedule 8(A), the Location of Collateral and chief executive officer of each such subsidiary or affiliate are as set forth on Schedule 8(O);

            (P) All properties on which Collateral is located are leased properties, except as set forth on Schedule 8(O);

            (Q) All Collateral which is tangible personal property is kept only at the locations set forth on Schedule 8(O);

            (R) Schedule 8(A) hereto correctly sets forth the corporate name and jurisdiction of incorporation of Borrower and each Guarantor ("Subsidiary"). Each such Subsidiary and each corporation becoming a Subsidiary of Borrower or any Guarantor after the date hereof is and will be a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is and will be duly qualified to do business in each additional jurisdiction where such qualification is or may be necessary under applicable law. Each Subsidiary of Borrower and each Guarantor has and will have all requisite corporate power to own or lease the properties used in its business and to carry on its business as now being conducted and as proposed to be conducted. All outstanding shares of capital stock of each class of each Subsidiary of Borrower and each Guarantor have been and will be validly issued and are and will be fully paid and nonassessable and are and will be owned, beneficially and of record, by Borrower or such Guarantor, or another Subsidiary of Borrower or such Guarantor, free and clear of any Liens;

            (S) Borrower and Guarantors will use the proceeds of the Loans for their general corporate purposes, to purchase the stock of Aropi, Inc., and to repay in full at closing all certain Indebtedness. Neither Borrower nor any Guarantor nor any of their respective Subsidiaries extends or maintains, in the ordinary course of business, credit for the purpose, whether immediate, incidental, or ultimate, of buying or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used for the purpose, whether immediate, incidental, or ultimate, of buying or carrying any such margin stock or maintaining or extending credit to others for such purpose. After applying the proceeds of each Advance, such margin stock will not constitute more than 25% of the value of the assets (either of Borrower or any Guarantor alone or of Borrower and the Guarantors and their respective Subsidiaries on a consolidated basis) that are subject to any provisions of this Agreement or any security document (as defined in Section 9(A)(v) below) that may cause the Advances to be deemed secured, directly or indirectly, by margin stock;

            (T) No report or other information furnished in writing by or on behalf of Borrower or any Guarantor to Lender in connection with the negotiation or administration of this Agreement contains any material misstatement of fact or, when considered together with Borrower's filings with the SEC and all other information so furnished to Lender, omits to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. Neither this Agreement, the Notes, the Security Documents nor any other document, certificate, or report or statement or other information furnished to Lender by or on behalf of Borrower or any Guarantor in connection with the transactions contemplated hereby contains any untrue statement of a material fact or, when considered together with Borrower's filings with the SEC and all other information so furnished to Lender, omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances in which they were made. There is no fact known to Borrower or any Guarantor which materially and adversely affects, or which in the future may (so far as Borrower or any Guarantor can now foresee) materially and adversely affect, the business, properties, operations or condition, financial or otherwise, of Borrower, any Guarantor or any of their respective Subsidiaries, which has not been set forth in this Agreement or in the other documents, certificates, statements, reports and other information furnished in writing, including Borrower's 1997 Form 10-K filing with the SEC, to Lender by or on behalf of Borrower or the Guarantors in connection with the transactions contemplated hereby;

            (U) Borrower and the Guarantors are engaged as an integrated group in the sale of cookware through various retail stores located in shopping malls in the states set forth on Schedule 8(O). The integrated operation requires financing on such a basis that credit supplied can be made available from time to time to Borrower and the Guarantors, as required for the continued successful operation of Borrower and the Guarantors and the integrated operation as a whole, and Borrower and the Guarantors have requested Lender to make credit available to Borrower primarily for the purpose of financing the integrated operation of Borrower and Guarantors, with each of Borrower and Guarantors expecting to derive benefit, directly or indirectly, from the credit extended by Lender, both in its separate capacity and as a member of the integrated group, inasmuch as the successful operation and condition of each of Borrower and the Guarantors is dependent upon the continued successful performance of the functions of the integrated group as a whole;

            (V) Each of Borrower and the Guarantors is solvent, able to pay its Indebtedness as it matures, and has capital sufficient to carry on its business and all businesses in which it is about to engage, and the present fair saleable value of the assets of each of Borrower and each such Guarantor is greater than the amount of Borrower's or such Guarantor's, as the case may be, Indebtedness. Borrower and the Guarantors on a consolidated basis are solvent, able to pay their Indebtedness as it matures, and have capital sufficient to carry on their business and all businesses in which they are about to engage, and the present fair saleable value of their assets on a consolidated basis is greater than the amount of their Indebtedness on a consolidated basis; and

            (W) We have no Indebtedness other than as set forth on Schedule
11(E).

            (X) We have no contracts or agreements with Cambridge Holdings, L.L.C. ("Cambridge"), other than as set forth on Schedule 8(X) (the "Contracts").

            (Y) The proceeds of the $1,300,000 loan disbursed by Liberty Bidco Investment Corporation ("Liberty Bidco") to us (except Aropi, Incorporated) on August 12, 1998, were expended by us as set forth on Schedule 8(Y).

            (Z) All representations and warranties of Aropi Incorporated and Glenn Kaas as set forth in the Stock Purchase Agreement of even date (as identified below) are incorporated herein by this reference as representations and warranties of Borrower and Guarantor Aropi, Incorporated.

         9. CONDITIONS TO OBLIGATIONS OF LENDER.

            (A) Conditions for Closing. The obligation of Lender to close the Loans hereunder is subject to receipt by Lender of the following documents, fully executed, and completion of the following matters, in form and substance satisfactory to Lender:

                (i) Charter Documents. Certificates of recent date of the appropriate authority or official of Borrower and each Guarantor's respective state of incorporation (listing all charter documents of Borrower and each Guarantor, respectively, on file in that office if such listing is available) certifying as to the good standing and corporate existence of Borrower and each

Guarantor, respectively, together with copies of such charter documents of Borrower and each Guarantor, certified as of a recent date by such authority or official and certified as true and correct as of the date hereof by a duly authorized officer of Borrower and each such Guarantor, respectively;

                (ii) By-Laws and Corporate Authorizations. Copies of the by-laws or comparable governing document of Borrower and each Guarantor together with all authorizing resolutions and evidence of other corporate action taken by Borrower and each Guarantor to authorize the execution, delivery and performance by Borrower and each Guarantor of the Loan Documents to which Borrower and such Guarantor, respectively, is a party and the consummation by Borrower and such Guarantor, respectively, of the transactions contemplated hereby, certified as true and correct as of the date hereof by a duly authorized officer of Borrower and each Guarantor, respectively;

                (iii) Incumbency Certificates. Certificates of incumbency of Borrower and each Guarantor containing, and attesting to the genuineness of, the signatures of those officers authorized to act on behalf of Borrower and such Guarantor in connection with the Loan Documents to which Borrower or such Guarantor is a party and the consummation by Borrower and such Guarantor of the transactions contemplated hereby, certified as true and correct as of the date hereof by a duly authorized officer of Borrower and each such Guarantor, respectively;

                (iv) Notes. The Revolving Credit Note and Bulge Loan Note duly executed on behalf of Borrower;

                (v) Security Documents. This Loan and Security Agreement duly executed on behalf of Borrower and each Guarantor granting to Lender, as collateral security for the Indebtedness, the Collateral intended to be provided pursuant to Section 3, together with the following in fully executed form (collectively referred to herein, together with any other document executed in connection with this Agreement granting to Lender a security interest in or lien on any property of Borrower or any Guarantor, as the "Security Documents"):

                    a. Recording, Filing, Etc. Evidence of the recordation, filing and other action (including payment of any applicable taxes or fees) in such jurisdictions as Lender may deem necessary or appropriate with respect to any Security Interest, including the filing of financing statements and similar documents which Lender may deem necessary or appropriate to create, preserve or perfect the liens, security interests and other rights intended to be granted to Lender thereunder, together with Uniform Commercial Code record searches in such offices as Lender may request;

                    b. Landlord's Agreements. A Landlord's Agreement executed by each landlord of real property leased by Borrower or Guarantor where any Inventory is located, in the form of Exhibit A attached hereto or as acceptable to Lender, provided that each such Landlord's Agreement may be provided to Lender not later than 30 days after the date hereof;

                    c. Patent, Trademark, Copyright and License Mortgage. A Patent, Trademark, Copyright and License Mortgage in form acceptable to Lender.

                    d. Assignments of Trademarks. Assignments of all United States registered trademarks in a form which will be accepted for filing with the United States Patent and Trademark Office.

                    e. Casualty and Other Insurance. Evidence that the casualty and other insurance required pursuant to Section 5 of this Agreement is in full force and effect;

                (vi) Closing Certificate. A closing certificate for Borrower and each Guarantor in form acceptable to Lender duly executed by an officer of Borrower and each Guarantor;

                (vii) Legal Opinions. The favorable written opinion of counsel for Borrower and each Guarantor with respect to such matters as Lender may reasonably request;

                (viii) Consents, Approvals, Etc. Copies of all governmental and nongovernmental consents, approvals, authorizations, declarations, registrations or filings, if any, required on the part of Borrower or any Guarantor in connection with the execution, delivery and performance of the Loan Documents or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of the Loan Documents, certified as true and correct and in full force and effect as of the date hereof by a duly authorized officer of Borrower, or, if none is required, a certificate of such officer to that effect;

                (ix) Loan Origination Fee; Costs and Expenses. Pay to Lender a Loan Origination Fee in the amount of One Hundred Ten Thousand and 00/100 Dollars ($110,000.00) together with all costs and expenses payable to Lender as provided herein. Any unused amount of the Due Diligence Investigation Fees of Twenty Thousand and 00/100 Dollars ($20,000.00) paid to Lender to date shall be credited against amounts due hereunder. The Loan Origination Fee shall be deemed fully earned when paid.

                (x) Payoff Letters and Lien Terminations. Payoff letters from all Persons to whom Borrower or any Guarantor is indebted on any Indebtedness, except Permitted Indebtedness (as defined in Section 11.(E) below), in form and substance acceptable to Lender, together with UCC financing statement terminations and other documents and instruments necessary or reasonably desired by Lender to effect and evidence payment in full as of the date hereof of all Indebtedness other than Permitted Indebtedness and the Obligations and the release and discharge of all liens and security interests in their favor with respect to property of Borrower and the Guarantors.

                (xi) Subordination Agreements. Subordination Agreements executed by Liberty Bidco and Glenn Kaas (each a "Creditor"), Borrower, Guarantors and Lender subordinating all Indebtedness of Borrower to each of said Creditors, and all security interests and liens granted as security for such Indebtedness, to the Loans and Security Documents, together with UCC Financing Statements evidencing such subordination, in all respects in form acceptable to Lender; and such other subordination agreements as Lender shall require in form acceptable to Lender.

                (xii) Consummation of Stock Purchase Transaction. Execution simultaneously herewith on an irrevocable basis of a Stock Purchase Agreement providing for the purchase by Borrower of one hundred percent (100%) of the issued and outstanding capital stock of Aropi Incorporated and delivery to Lender within fifteen (15) days of the date hereof of a complete copy of the Stock Purchase Agreement and all documents executed in connection therewith.

                (xiii) Warrants. The Warrants (as defined in Section 12).

                (xiv) Other Matters. Such other documents, and completion of such other matters, as Lender may reasonably request.

            (B) Further Conditions for Disbursement. The obligation of Lender to make any Advance (including the first Advance) is further subject to the satisfaction of the following conditions precedent:

                (i) The representations and warranties contained in Section 8 hereof and in any of the Loan Documents shall be true and correct on and as of the date such Advance is made (both before and after such Advance is made) as if such representations and warranties were made on and as of such date;

                (ii) No Default shall exist or shall have occurred and be continuing on the date such Advance is made (whether before or after such Advance is made); and

                (iii) In the case of any Advance under the Revolving Credit Loan, Lender shall have received, when due, all Reports required pursuant to
Section 6.(B) as of the close of business on the last business day of the week next preceding the date such Advance is made. Borrower shall be deemed to have made a representation and warranty to Lender at the time of the making of, and the continuation or conversion of, each Advance to the effects set forth in clauses (A) and (B) of this Section 9. For purposes of this Section 9.(B), the representations and warranties contained in Section 8 hereof shall be deemed made with respect to both the financial statements referred to therein and the most recent financial statements delivered pursuant to Section 6.

         (C) Post-Closing Conditions. The following shall be satisfied after closing:


                (i) UCC Searches. By September 30, 1998, Lender shall have verified to its satisfaction that all security interests and liens on the Collateral, except those in favor of Lender and Liberty Bidco, or as permitted herein, have been discharged and terminated of record; and that all liens and security instruments in favor of Lender are filed of record.

                (ii) Evidence of Use of Loan Proceeds. By September 30, 1998, Lender shall have received such evidence as it shall deem sufficient as to the disbursement of the proceeds of the Loans and the loan by Liberty Bidco to Borrower and Guarantors of even date.

                (iv) Completion of Lender's Due Diligence. Borrower and Guarantor Aropi shall permit Lender, upon reasonable advance notice, full access to Aropi's books and records and personnel for the purpose of allowing Lender to complete its due diligence investigation relating primarily to inventory and such other matters as Lender shall determine based on such investigation during the period from the date hereof through September 18, 1998. Borrower shall permit to Lender promptly upon Lender's written request payment for Lender's fees and expenses for Lender's due diligence investigation of Borrower as of the date hereof and through September 18, 1998 less deposits made.

                (v) Cash Flow Projection. Borrower shall deliver to Lender by not later than September 11, 1998, a consolidated (Borrower and Guarantors) monthly cash flow projection for the calendar years 1999, 2000 and 2001 prepared on a basis consistent with the consolidated financial projections (Borrower and Guarantors) prepared as of and prior to the date hereof and upon the following assumptions: (i) Borrower does not complete an Offering at any time during such period, (ii) Borrower and Guarantors continue to own and operate their business in a consistent manner and with the same number of owned retail stores and (iii) taking account of such additional knowledge and information relating to the business operations of the Guarantors as Borrower shall acquire after the date hereof (the "Post-Closing Projection").

         10. AFFIRMATIVE COVENANTS. We covenant that, so long as any Obligations remain outstanding and this Agreement is in effect, we shall:

            (A) Pay to you on demand all reasonable fees and expenses which you incur in connection with (i) the forwarding of loan proceeds, (ii) the processing of loan advances, (iii) the establishment and maintenance of the lock box and of all other accounts created in connection with the transaction contemplated hereby, and (iv) examination of the Collateral;

            (B) Promptly file all tax returns and other reports which we are required to file and promptly pay all taxes, assessments and other charges, except as are contested in good faith and for which adequate reserves are established and maintained;

            (C) Promptly notify you in writing of any litigation affecting us, whether or not the claim is covered by insurance, and of any suit or administrative proceeding which may materially and adversely affect the Collateral or our business, assets, operations or condition, financial or otherwise;

            (D) Notify you in writing (i) promptly upon the occurrence of any event described in Section 4043 of ERISA, other than a termination, partial termination or merger of a "Plan" (as defined in ERISA) or a transfer of a Plan's assets, and (ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets;

            (E) Give you thirty (30) days prior written notice of our opening or closing any place of business;

            (F) Maintain our corporate existence and our qualification and good standing in all states necessary to conduct our business and own our property and maintain adequate assets, licenses, patents, copyrights, trademarks and tradenames to conduct our business;

            (G) Promptly notify you in writing of any labor dispute to which we are or may become subject and the expiration of any labor contract to which we are a party or bound;

            (H) Promptly notify you in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to us which may materially and adversely affect the Collateral or our business, assets, operations or condition, financial or otherwise;

            (I) Notify you in writing within five (5) business days of our default beyond any applicable cure period under any note, indenture, loan agreement, mortgage, lease, or other agreement to which we are a party or bound;

            (J) Promptly notify you in writing of any default beyond any applicable cure period under any Indebtedness or indebtedness owing to us;

            (K) Promptly notify you in writing of the making of any capital expenditures materially affecting our business, assets, operations or conditions, financial or otherwise;

            (L) Execute and deliver to you, upon request, such documents and agreements as you may, from time to time, reasonably request to carry out the terms and conditions of this Agreement;

            (M) Promptly, and in any event within five (5) days of the receipt thereof, deliver any communication in any way concerning any act or omission on our part regarding the use, generation, storage or release of a hazardous waste or substance. We agree to indemnify and hold you harmless from any and all loss, damage, cost, liability or expense (including reasonable attorney fees) arising out of our use, generation, storage or release of any hazardous waste or substance;

            (N) Promptly, and in any event within five (5) days of the receipt thereof, deliver to you a copy of any communication from the Federal Department of Labor concerning any alleged wrongful act or omission on our part in connection with the payment of minimum and/or overtime wages to an employee;

            (O) Promptly, and in any event within five (5) days of the receipt thereof, deliver to you a copy of any communication concerning any violation of a state or Federal law which could result in the forfeiture of the Collateral;

            (P) Maintain the liens and security interests granted to you as first, prior and only liens upon the Collateral, except as permitted under
Section 11.(K);

            (Q) Provide to you true and accurate copies, and evidence of the filing, of the SEC Reports by not later than September 30, 1998;

            (R) Provide you not less than thirty (30) days in advance of the acquisition and delivery of any Inventory to any location other than as set forth on Schedule 8(O) (each such location referred to as a "New Location") with the address of the New Location, including the county, and not less than fifteen
(15) days prior to such acquisition and delivery, with such duly executed UCC Financing Statements as Lender shall require;

            (S) Provide to you, upon filing with the SEC, copies of each registration statement, and upon issuance, each offering statement or prospectus, with respect to any proposed public or private offering of securities of Borrower (each an "Offering"); and

            (T) Comply in all respects with the Order Approving Disclosure Statement and Confirming Amended Plan of Reorganization of Gaylord Companies, Inc., The Cookstore, Inc., and The Cookstore Worthington, Inc., executed in the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division on July 10, 1998, as amended (the "Order"), and provide to you such evidence thereof as you may from time to time reasonably request.

            (U) Use our best efforts to obtain an additional aggregate cash equity investment in Borrower of $500,000 by not later than October 15, 1998 (the "Equity Injection").

        11. NEGATIVE COVENANTS. Without your prior written consent, we covenant that, so long as any Obligations remain outstanding and this Agreement is in effect, we shall not:

            (A) Merge or consolidate with or acquire any other Person;

            (B) Declare or pay cash dividends upon any of our stock or distribute any of our property or make (except in the ordinary course of business) any loans or extensions of credit, or investments in, any Person, or redeem, retire, purchase or acquire, directly or indirectly any of our stock, or make any material change in our capital structure or in our business or operations which might adversely affect the repayment of the Obligations;

            (C) Enter into any transaction which materially and adversely affects the Collateral or our ability to repay the Obligations;

            (D) Become liable for the indebtedness of any Person, except by endorsement of instruments for deposit;

            (E) Incur Indebtedness, other than trade payables arising in the ordinary course of our business, the Obligations, and Permitted Indebtedness as set forth on Schedule 11(E);

            (F) Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or any other repurchase or return basis, except for retail sales to customers in the ordinary course;

            (G) Remove the Collateral which is tangible personal property from the Collateral Locations set forth on Schedule 8(O) unless we give you thirty
(30) days prior written notice and the same is removed to a location within the continental United States of America;

            (H) Use any other corporate or fictitious name;

            (I) Pay any Indebtedness, other than the Obligations and trade payables, or as otherwise permitted hereunder;

            (J) Pay any Indebtedness to any of the persons named on Schedule 11(K), except as set forth thereon;

            (K) Create, assume or otherwise suffer to exist any mortgage, lien or other encumbrance of any kind against the Collateral, without Lender's prior written approval, except for miscellaneous liens which arise in the ordinary course of business, such as landlord liens, liens for taxes not due and payable and similar miscellaneous liens, provided that the related obligation is paid when due and the related lien is thereupon discharged;

            (L) (As to Borrower only) At any time own less than 100% of the outstanding capital stock of each Guarantor ("Subsidiary Shares"), or pledge or assign or agree to pledge or assign to any Person any Subsidiary Shares; or

            (M) Pay any amounts to Cambridge in excess of the amounts payable under the Contracts.

        12. WARRANTS.Borrower shall issue to you on the date hereof one or more warrants (the "Warrants") for the purchase of a total of two percent (2.0%) of the Common Stock and Class B Common Stock of Borrower (the "Borrower's Stock") on a fully diluted basis as of August 20, 1998, upon such terms and conditions and at an exercise price and with registration and put rights, all as are acceptable to you.

        13. TERMINATION. Either party shall have the right to terminate this Agreement at the end of the Term of this Agreement or at any time thereafter by giving the other party written notice by registered or certified mail, which termination shall be effective upon receipt. Upon the effective date of termination, all Obligations shall become immediately due and payable. This Agreement shall also terminate upon payment in full of all Obligations at any time, which payment may be made without premium or penalty at any time.

        14. DEFAULT. Any one or more of the following events shall constitute a default ("Default") under this Agreement: (a) we shall fail to pay when due, or breach, any Obligations, or (b) Obligor shall (i) become insolvent, (ii) generally not pay its respective debts as they become due, (iii) make an assignment for the benefit of creditors, (iv) attempt to enter into a composition of debts, or (v) make any material misrepresentation to you or fail to observe or perform in any material respect any covenants or conditions in connection with this Agreement, any Rider or any other instrument related to the Loan hereto, or (c) there shall be filed by or against any Obligor a petition in bankruptcy for liquidation or for reorganization, or a custodian, receiver or agent is appointed or authorized to take charge of its properties, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continued unstayed and in effect, for a period of sixty (60) or more days; or any Obligor authorizes any such action; or (d) there hereafter occurs any material and adverse change in the business, assets, operations and condition, financial or otherwise, of any Obligor, or (e) any Obligor shall be in default beyond any applicable cure period under any agreement to which it is a party, or (f) any guaranty of the Obligations shall be terminated or revoked.

        Obligor acknowledges that while there are events of default set forth, the Indebtedness is due upon demand, and if demand is not made, then upon the Maturity Date. Demand may occur with or without there being an event of default.

        14.A. CASH COLLECTIONS ON DEFAULT. Upon the occurrence of a Default, at your request, a lockbox collection system shall be established and we shall execute such documents as you shall require to establish procedures for the delivery to you immediately following receipt by us of all cash proceeds of the sale of the Collateral and the direct payment to us of all amounts due us from third parties as proceeds of sale of the Collateral, for direct application to the Loans, and we agree to perform such other acts as you shall require, all to assure the immediate delivery to you for application to the Loans of all proceeds of the Collateral, all upon such terms and conditions as are acceptable to you.

        15. YOUR RIGHTS AND REMEDIES.

            (A) If a Default occurs under this Agreement, or any Rider or any other document or instrument executed by the undersigned or any Guarantor, you may, at your election, without notice of your election and without demand, do any one or more of the following: (a) declare our Obligations, whether evidenced by a revolving credit note, a term note or otherwise, to be immediately due and payable; (b) stop advancing money or extending credit to or for our benefit under the Agreement or any Rider; (c) exercise any and all of the rights accruing to a secured party under the Code and any other applicable law; (d) take possession of the Collateral and keep it on our premises, at no cost to you, or remove any part of it to such other place(s) as you may desire or we shall, upon your demand, at our cost, assemble the Collateral and make it available to you at a place reasonably convenient to you.

            (B) You may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as you deem commercially reasonable, at your discretion, and may, if you deem it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale of such postponed or adjourned sale without giving a new notice of sale. We agree that you have no obligation to preserve rights to the Collateral or marshall any Collateral for the benefit of any Person. You are hereby granted a license or other right to use, without charge, our labels, patents, copyrights, name, trade secrets, trade names, trademarks and advertising matter, or any similar property, in completing production, advertising or selling any Collateral and our rights under all licenses and all franchise agreements shall inure to your benefit. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to us at our address set forth below at least five (5) business days before sale or other disposition. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and second to (in whatever order you elect) all Obligations. You will return any excess to us and we shall remain liable for any deficiency.

            (C) IN THE EVENT OF A DEFAULT HEREUNDER, WE HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING PRIOR TO THE EXERCISE BY YOU OF YOUR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT NOTICE OR HEARING AND ALL RIGHTS OF SET-OFF AND COUNTERCLAIM AGAINST YOU.

        16. BANKRUPTCY PROVISIONS. In consideration of the agreements of Lender hereunder and under the Loan Documents, Borrower and Guarantors each agree that, in the event any one or more of them (as a "Debtor" or "Debtors") files for relief under Title 11 of the United States Code ("Bankruptcy Code") or is otherwise subject to an order for relief under the Bankruptcy Code.

            (A) Relief From Stay. Lender shall be entitled to relief from the automatic stay imposed by Bankruptcy Code Section 362 on or against the exercise of any and all rights and remedies otherwise available to Lender under this Agreement, the Loan Documents or applicable law, if Debtor fails to file a Plan of Reorganization within 120 days or fails to obtain confirmation of a Plan of Reorganization within 180 days, after entry of the order for relief. Borrower specifically acknowledges that "cause" exists for such relief within the meaning of Section 362(d) of the Bankruptcy Code.

            (B) Cash Collateral. Any attempt by Debtor to use "Cash Collateral" (as defined in Section 363 of the Bankruptcy Code) shall be subject to the prior entry of an order pursuant to Section 363 of the Bankruptcy Code ("Cash Collateral Order") specifically incorporating the principal terms set forth on
Schedule 16(B) attached hereto and Borrower shall under no circumstances seek to use Cash Collateral other than on the terms provided in this Agreement. Any such

Cash Collateral Order shall permit the use of Cash Collateral only until the earliest to occur of: (i) a Default under any of the provisions of this Agreement or the Loan Documents (other than a Default occasioned solely by the bankruptcy of Debtor), (ii) the appointment of a Chapter 11 trustee or examiner in Debtor's case, (iii) the dismissal of Debtor's case or its conversion to a case under Chapter 7 of the Bankruptcy Code, or (iv) the entry of an order modifying or terminating the automatic stay or prohibiting the further use of cash collateral. Upon the occurrence of any of the events described in (i) through (iv) of the preceding sentence, Debtor's ability to use Cash Collateral shall terminate immediately and automatically; such termination shall not, however, affect or impair the rights, interests or liens granted to Lender under this Agreement or the other Loan Documents.

         All existing and future revenue and cash shall constitute Cash Collateral, subject to Lender's choate, fully perfected and presently enforceable liens and security interests, and, to the extent they are used and consumed by Debtor after filing of the petition or entry of the order for relief, Debtor specifically agrees that they are collateral for Lender's secured claims under Section 506 of the Bankruptcy Code in the amount so used.

         To the extent it is determined that Section 552(a) of the Bankruptcy Code applies to limit Lender's interest under the Loan Documents and this Agreement Lender shall be deemed to have, as adequate protection for the use of Cash Collateral, a continuing perfected protection for the use of Cash Collateral, a continuing perfected post-bankruptcy lien and security interest in all Collateral, and all revenue and cash, whether derived from operations prior to or subsequent to or the filing of a voluntary of involuntary petition for relief with respect to Debtor. As further adequate protection for Debtor's use of Cash Collateral, Debtor shall maintain at all times an adequate and appropriate amount and type of coverage of insurance, including endorsements issued therewith covering the Collateral in amounts not less than that required under the Loan Documents. To the extent that the collateral securing Lender's claims in Debtor's bankruptcy case is deemed or proves to be insufficient to pay Lender's claims in full, Lender's secured claims shall be deemed to have been inadequately protected by the provisions of the Cash Collateral Order, and they shall therefore have administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, which superpriority shall be equal to the priority provided under the provisions of Section 364(c)(1) of the Bankruptcy Code over all other costs and administrative expenses incurred in the case of the kind specified in, or ordered pursuant to, Sections 105, 326, 327, 330, 331, 503(b), 506(c), 507(a), 507(b) or 726 of the Bankruptcy Code and shall at all times be senior to the rights of Debtor or any successor trustee in the resulting bankruptcy proceeding or any subsequent proceeding under the Bankruptcy Code.

         During the pendency of Debtor's bankruptcy, if it is determined that any of the rights granted hereunder or by any of the Loan Documents are security interests or liens, they shall be deemed perfected without the necessity of the filing of any documents or commencement of proceedings otherwise required under non-bankruptcy law for the perfection of security interests, with such perfection being binding upon any subsequently appointed trustee, either in Chapter 11 or under any other Chapter of the Bankruptcy Code, and upon other creditors of Borrower who have or may hereafter extend secured or unsecured credit to Debtor.

            (C) Surcharge Waiver. Debtor and/or any other representative of Debtor's bankruptcy estate waives any right to seek a surcharge of Lender's collateral under 11 U.S.C. section 506(c) or any other provision of applicable law.

            (D) Other Waivers. Borrower waives any right to seek an order under 11 U.S.C. sections 363, 364, 1129 or any other provision of the Bankruptcy Code, imposing liens or security interests of senior or equal priority with the liens and security interests of Lender in the Collateral or the Cash Collateral.

         (E) Other Actions Not Prohibited. Nothing contained in this Section 16 shall be deemed to limit or restrict Lender's rights to seek in the bankruptcy court any relief that Lender and the applicable Agent under the applicable Loan may deem appropriate in the event of a bankruptcy commenced by or against Borrower or any Guarantor, and in particular, Lender shall be free to seek the dismissal or conversion of any case filed by Borrower or any Guarantor, the appointment of a trustee or examiner, and relief from the automatic stay.

        17. WAIVER; AMENDMENTS; SUCCESSORS AND ASSIGNS. Your failure to exercise any right, remedy or option under this Agreement or any Rider or other agreement between you and us or delay by you in exercising the same will not operate as a waiver. No waiver by you will be effective unless in writing and then only to the extent stated. No waiver by you shall affect your right to require strict performance of this Agreement. Your rights and remedies will be cumulative and not exclusive. This Agreement cannot be changed or terminated orally. All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind your and our respective representatives, successors and assigns.

        18. MISCELLANEOUS.

            (A) If any provision of this Agreement shall be prohibited or invalid, under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            (B) This Agreement shall be interpreted in accordance with the Governing Law of the State Michigan.

            (C) All of our representations and warranties contained in this Agreement shall survive the execution, delivery and acceptance thereof by the parties.

            (D) No termination of this Agreement or of any guaranty of the Obligations shall affect or impair the powers, obligations, duties, rights, warranties, representations or liabilities of the parties hereto and all shall survive such termination.

            (E) Each Obligation may, in your discretion, be evidenced by notes or other instruments issued or made by us to you. If not so evidenced, such Obligation shall be evidenced solely by entries upon your books and records.

            (F) All Obligations shall constitute one loan secured by the Collateral. You may, in your sole discretion: (i) exchange, enforce, waive or release any of the Collateral or (ii) apply Collateral and direct the order or manner without affecting your right to take any other action with respect to any other Collateral.

            (G) You shall have the continuing and exclusive right to apply or reverse and re-apply any and all payments to any portion of the Obligations. To the extent that we make a payment or you receive any payment or proceeds of the Collateral for our benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by you.

            (H) We shall reimburse you for all expenses incurred or to be incurred by you in connection with (a) the negotiation, preparation and closing of this Agreement (to be paid at closing); (b) the protection, perfection or preservation of your security interest in or lien upon the Collateral; (c) your inspection or verification of the Collateral and the filing of UCC Financing Statements; (d) any court or bankruptcy proceeding relating to the Agreement or any claim or action by any Person against you which would not have been asserted were it not for your relationship with us hereunder or otherwise; (e) actions taken with respect to the Collateral and your security interest or lien therein; and (f) enforcement of any of your rights and remedies with respect to the Obligations or Collateral. The foregoing expenses shall include, without limitation: (i) reasonable fees, costs and expenses of your attorneys and paralegals; (ii) interest on the foregoing at the highest applicable interest rate provided under the Rider, which shall be part of the Obligations, payable on demand and secured by the Collateral. In addition, we shall pay to you a fee of Seven Hundred Fifty and 00/100 Dollars ($750.00) per day plus expenses for each inspection and verification of the Collateral, which shall occur not less frequently than every ninety (90) days. In recognition of your right to have all your expenses incurred or to be incurred in connection with this Agreement and the fees due you secured by the Collateral, you shall not be required to record any discharge of your lien or termination of your security interest unless and until we deliver to you a general release acceptable to you.

            (I) We agree to give you written notice of any action or omission by you or your agents in connection with this Agreement that may be actionable against you or that may be a defense to payment of the Obligations for any reasons. We further agree that unless such a notice specifically describing the action or omission is given by us within thirty (30) days after we have knowledge or with the exercise of reasonable diligence should have had knowledge of the occurrence of said action or omission we shall not assert, and we shall be deemed to have waived, any claim or defense arising therefrom.

            (J) If you shall breach your obligation under this Agreement to make an advance under the terms of this Agreement, notwithstanding our conformance with the provisions thereof, we agree that our sole remedy on account thereof shall be to recover liquidated damages on account of such breach, computed as hereinafter provided, in recognition of the fact that the damages which we might incur are uncertain and speculative. Liquidated damages to which we shall be entitled shall be equal to sixty (60) times the interest payable for one day on the loans outstanding as of the day that you are deemed to have failed to fund. In any event, you shall never be liable to us for special, indirect and consequential damages, whatever the nature of your breach hereunder.

            (K) We authorize and direct you to disburse, for our account, the proceeds of loans made by you to us to such Person as any of our chairman and chief executive officer or president shall direct, whether in writing or orally.

            (L) Any notice required hereunder shall be in writing, and addressed to the party to be notified as follows:

         If to Greenfield:              Mr. Donald G. Barr, Jr., President
                                        Greenfield Commercial Credit, L.L.C.
                                        1301 West Long Lake Road, Suite 190
                                        Troy, Michigan 48098

         with a copy to:                Robert D. Mollhagen, Esq.
                                        Howard & Howard Attorneys, P.C.
                                        The Phoenix Building, Suite 500
                                        222 Washington Square, North
                                        Lansing, Michigan 48933-1817

         If to Borrower and/or          Mr. David E. Danovitch
           any Guarantor:               Home Retail Holdings, Inc.
                                        535 Madison Avenue, 19th Floor
                                        New York, New York 10022

                                                 and

                                        Mr. Glenn Kaas, Chief Operating Officer
                                        Home Retail Holdings, Inc.
                                        4264 Winters Chapel Road, Building B
                                        Atlanta, Georgia 30360

         with a copy to:                William E. Sudow, Esq.
                                        Brown & Wood, LLP
                                        815 Connecticut Avenue NW
                                        Washington, D.D. 20006-4004

or to such other address as each party may designate for itself by like notice.

            (M) We represent and warrant to you that, with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission, except that Laux & Company and J.R.P.Consulting Corp. have earned fees payable at closing, and we agree to indemnify and hold you harmless against any and all such claims.

            (N) The Section titles contained in this Agreement are without substantive meaning and are not part of the Agreement.

        19. WAIVER OF JURY TRIAL.

        Our legal counsel has advised us that (i) there may be a constitutional right to a jury trial in connection with any claim, dispute or lawsuit arising out of this Agreement or any Rider and (ii) such constitutional right may be waived. After consultation with our counsel (which has included our counsel's review of this Agreement), we believe that it is in our best interest in this commercial transaction to waive such right. Accordingly, we hereby waive our right to a jury trial, and further agree that the best forum for hearing any claim, dispute or lawsuit, if any, arising in connection with this Agreement or any Rider or our relationship with you, shall be a court of competent jurisdiction sitting without a jury.

        20. NO ORAL AGREEMENTS.

        We acknowledge that this Agreement and each Rider represents the final agreement between you and us and the terms of such documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements that may have or will be exchanged between you (including your officers, employees and agents) and us.

Very truly yours,

BORROWER:                                    GUARANTORS:

HOME RETAIL HOLDINGS, INC.,                  THE COOKSTORE, INC.,
a Delaware corporation                       an Ohio corporation



By:      /s/ GREG DUKOFF                     By:      /s/ GREG DUKOFF
   -------------------------------                    --------------------------
         Greg Dukoff                                  Greg Dukoff
Its:     Secretary                           Its:     Secretary


Accepted at: New York, New York              THE COOKSTORE WORTHINGTON, INC.,
on August 20, 1998                           an Ohio corporation



GREENFIELD COMMERCIAL CREDIT, L.L.C.         By:      /s/ GREG DUKOFF
                                                      --------------------------
                                                      Greg Dukoff
                                             Its:     Secretary
By:      /s/ DONALD G. BARR
   -------------------------------
         Donald G. Barr, Jr.
Its:     President

                                             AROPI, INCORPORATED,
                                             an Iowa corporation



                                             By:      /s/ GLENN KAAS
                                                      --------------------------
                                                      Glenn Kaas
                                             Its:     President